UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2025

Y-MABS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38650	47-4619612
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 Carnegie Center Drive

Suite 301

Princeton, New Jersey 08540

(Address of principal executive offices) (Zip Code)

(646) 885-8505

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	YMAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 11, 2025, Y-mAbs Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following three proposals: (1) the election of one Class I director, David N. Gill, to hold office until the Company’s 2028 annual meeting of stockholders or until the election and qualification of his successor or his earlier death, resignation or removal (“Proposal 1”); (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025 (“Proposal 2”); and (3) the approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers as disclosed in the proxy statement (“Proposal 3”). Each of these proposals is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 30, 2025. The final results of the voting on each proposal are set forth below.

Proposal 1 - Election of Director

The Company’s stockholders elected the person listed below as a director, to hold office until the Company’s 2028 annual meeting of stockholders or until the election and qualification of his successor or his earlier death, resignation or removal. The votes cast were as follows:

Nominees	For	Withheld	Broker Non-Votes
David N. Gill	18,926,572	11,924,775	3,133,377

Proposal 2 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
32,884,437	1,097,151	3,136

Proposal 3 – Advisory Vote on the Compensation of the Named Executive Officers

The Company’s stockholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
27,011,027	3,838,565	1,755	3,133,377

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Y-MABS THERAPEUTICS, INC.

Date: July 15, 2025	By:	/s/ Michael Rossi
Michael Rossi
President and Chief Executive Officer

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